                                                                    EXHIBIT 10.5

                          COLLATERAL PATENT ASSIGNMENT
                          ----------------------------

     WHEREAS, NMT Medical, Inc. (f/k/a Nitinol Medical Technologies, Inc.), a Delaware corporation (the "Debtor"), owns the patents and the patent applications and any and all patents which may issue therefrom (collectively, the "Patent Rights"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown on Schedule A;
                                                                     ----------

     WHEREAS, the Debtor has entered into that certain Credit Agreement, dated as of the date hereof, among the Debtor, certain subsidiaries of the Debtor named therein (together with the Debtor, the "NMT Entities") and Brown Brothers Harriman & Co. (the "Secured Party") (as amended, supplemented, extended or otherwise modified from time to time, the "U.S. Credit Agreement"), pursuant to which the NMT Entities have arranged for a $5,000,000 credit facility;

     WHEREAS, the NMT Entities are parties to that certain Guarantee, dated as of the date hereof, in favor of the Secured Party (as amended, supplemented, extended or otherwise modified from time to time, the "Guarantee"), pursuant to which the NMT Entities have guaranteed the payment and performance by NMT NeuroSciences Implants (France) SA, a French limited liability company, and NMT NeuroSciences Instruments (France) SARL, a French limited liability company (collectively, the "French Subsidiaries"), of their obligations and liabilities under that certain Credit Agreement, dated as of the date hereof, by and among the French Subsidiaries and the Secured Party (together with the U.S. Credit Agreement, the "Credit Agreements");

     WHEREAS, the NMT Entities are parties to that certain Security Agreement, dated as of the date hereof, by and among the NMT Entities and the Secured Party (as amended, supplemented, extended or otherwise modified from time to time, the "Security Agreement"), pursuant to which the NMT Entities have granted to the Secured Party a security interest in all of their personal property, including, without limitation, all of the Patent Rights, as security for the obligations of the NMT Entities under the U.S. Credit Agreement and the Guarantee, as well as certain other obligations as set forth in the Security Agreement (collectively, the "Secured Obligations"); and

     WHEREAS, it is a condition precedent to the obligations of the Secured Party to make loans to the NMT Entities and the French Subsidiaries under the respective Credit Agreements that the Debtor shall have executed and delivered this Collateral Patent Assignment (this "Assignment") to the Secured Party.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Debtor does hereby collaterally assign unto the Secured Party and grant to the Secured Party a security interest in and to:

          1. The Patent Rights (including, without limitation, the inventions and improvements described and claims therein) listed on Schedule A
                                                              ----------
     attached hereto;

          2. All reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

          3. All income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof;

          4. The right to sue and recover for past, present and future infringements thereof;

          5.  All rights corresponding thereto and throughout the world; and

          6. All other proceeds and products of the foregoing, including, without limitation, any rights pursuant to its agreements with any other party relating thereto.

     This Assignment is made for collateral purposes only. Upon payment in full of the Secured Obligations and termination of the Security Agreement, all remaining right, title and interest in and to the Patent Rights shall automatically revert to the Debtor. The Debtor expressly acknowledges and affirms that the rights and remedies of the Secured Party with respect to the assignment and security interest granted hereby are more fully set forth in the Security Agreement which is incorporated herein in its entirety by this reference.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has executed this Collateral Patent Assignment under seal as of the date set forth below.

Dated:   September 13, 1999

                                              NMT MEDICAL, INC.
Witness:


  /s/ Lisa R. Haddad                          By: /s/ Thomas M. Tully
 ------------------------                        --------------------
 Name: Lisa R. Haddad                            Name: Thomas M. Tully
                                                 Title: President



COMMONWEALTH OF MASSACHUSETTS       )
                                    )ss
COUNTY OF SUFFOLK                   )


     On this 13th day of September, 1999, before me Pamela Fall Rautenberg the undersigned officer, personally appeared Thomas M. Tully known personally to me to be the President of NMT Medical, Inc., a Delaware corporation, and acknowledged that he, as an officer being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

          IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                               /s/ Pamela Fall Rautenberg
                              --------------------------------
                              Notary Public
                              Print Name: Pamela Fall Rautenberg

(SEAL)                        My Commission Expires: December 16, 1999

Schedule A
----------


                         U.S. PATENTS AND APPLICATIONS

       PATENT NO.                   TITLE                    ISSUE DATE
-----------------------------------------------------------------------
 1     5,485,667  METHOD FOR ATTACHING A MARKER TO A            1/23/96
                  MEDICAL INSTRUMENT
-----------------------------------------------------------------------
 2     5,540,712  STENT AND METHOD AND APPARATUS FOR            7/30/96
                  FORMING AND DELIVERING THE SAME
-----------------------------------------------------------------------
 3     5,354,308  METAL WIRE STENT                             10/11/94
-----------------------------------------------------------------------
 4     5,395,390  METAL WIRE STENT                               3/7/95
-----------------------------------------------------------------------
 5     5,776,162  VESSEL IMPLANTABLE SHAPE MEMORY                7/7/98
                  APPLIANCE WTIH SUPERELASTIC HINGED JOINT
-----------------------------------------------------------------------
 6     5,741,297  DAISY OCCLUDER AND METHOD FOR SEPTAL          4/21/98
                  DEFECT REPAIR
-----------------------------------------------------------------------
 7     5,669,933  REMOVABLE EMBOLUS BLOOD CLOT FILTER           9/23/97
-----------------------------------------------------------------------
 8     5,746,765  STENT AND METHOD AND APPARATUS FOR             5/5/98
                  FORMING AND DELIVERING THE SAME
-----------------------------------------------------------------------
 9     5,755,778  ANASTOMOSIS DEVICE                            5/26/98
-----------------------------------------------------------------------
 10    5,836,968  REMOVABLE EMBOLUS BLOOD CLOT FILTER          11/17/98
-----------------------------------------------------------------------
 11    5,902,317  STENT AND METHOD AND APPARATUS FOR            5/11/99
                  FORMING AND DELIVERING THE SAME
-----------------------------------------------------------------------
 12    5,921,995  ANASTOMOSIS DEVICE                            7/13/99
-----------------------------------------------------------------------
 13    5,403,309  CRYOSURGICAL ABLATION                          4/4/95
-----------------------------------------------------------------------
 14    5,368,556  IMPLANTABLE DRAINAGE VALVE FOR THE           11/29/94
                  TREATMENT OF HYDROCEPHALUS
-----------------------------------------------------------------------
 15    4,974,581  ULTRASONIC KNIFE                              12/4/90
-----------------------------------------------------------------------
 16    4,540,400  NON-INVASIVELY ADJUSTABLE VALVE               9/10/85
-----------------------------------------------------------------------
 17    4,769,002  INTERCRANIAL PRESSURE REGULATOR VALVE          9/6/88
-----------------------------------------------------------------------
 18    4,776,838  THREE STAGE VALVE                            10/11/88
-----------------------------------------------------------------------
 19    4,627,832  THREE STAGE INTRACRANIAL PRESSURE RELIEF      12/9/86
                  VALVE HAVING SINGLE-PIECE VALVE STEM
-----------------------------------------------------------------------

       PATENT NO.                   TITLE                    ISSUE DATE
-----------------------------------------------------------------------
 20    4,714,459  THREE STAGE INTRACRANIAL PRESSURE            12/22/87
                  CONTROL VALVE
-----------------------------------------------------------------------
 21    4,729,762  THREE STAGE IMPLANTABLE PRESSURE RELIEF        3/8/88
                  VALVE WITH ADJUSTABLE VALVE STEM
                  MEMBERS
-----------------------------------------------------------------------
 22    5,069,663  HYDROCEPHALUS VALVE                           12/3/91
-----------------------------------------------------------------------
 23    5,102,389  MEMBRANE COMPOSITE                             4/7/92
-----------------------------------------------------------------------
 24    5,336,166  THREE STAGE IMPLANTABLE VALVE                  8/9/94
-----------------------------------------------------------------------
 25    5,368,556  IMPLANTABLE DRAINAGE VALVE FOR THE           11/29/94
                  TREATMENT OF HYDROCEPHALUS
-----------------------------------------------------------------------
 26    5,437,627  IMPLANTABLE VALVE FOR THE TREATMENT OF         8/1/95
                  HYDROCEPHALY
-----------------------------------------------------------------------
 27    5,718,712  DILATATION BALLOON CATHETER FOR               2/17/98
                  ENDOSCOPY
-----------------------------------------------------------------------
 28    4,668,231  IMPLANTABLE HAND-OPERABLE DISPENSERS          5/26/87
                  FOR FLUID MEDICAMENTS
-----------------------------------------------------------------------
 29    4,718,894  MANUALLY ACTUATED, IMPLANTABLE DEVICE         1/12/88
                  TO SEQUENTIALLY FEED DOSES OF A
                  SUBSTANCE, IN PARTICULAR A THERAPEUTANT
-----------------------------------------------------------------------
 30    4,601,724  MANUFACTURE OF TUBING ASSEMBLY FOR            7/22/86
                  DRAINAGE CATHETER
-----------------------------------------------------------------------
 31    4,723,556  INTRACRANIAL VENTRICULAR CATHETER              2/9/88
                  ASSEMBLY
-----------------------------------------------------------------------
 32    4,731,056  EXTERNAL DRAINAGE ANTISIPHON DEVICE           3/15/88
-----------------------------------------------------------------------
 33    4,767,400  POROUS VENTRICULAR CATHETER                   8/30/88
-----------------------------------------------------------------------
 34    5,409,462  CYST PUNCTURE CATHETER ASSEMBLY               4/25/95
-----------------------------------------------------------------------
 35    4,946,443  CATHETER INTRODUCER                            8/7/90
-----------------------------------------------------------------------
 36    4,487,603  IMPLANTABLE MICROINFUSION PUMP SYSTEM        12/11/84
-----------------------------------------------------------------------
 37    4,548,607  IMPLANTABLE MANUALLY ACTUATED                10/22/85
                  MEDICATION DISPENSING SYSTEM
-----------------------------------------------------------------------
 38    4,551,128  CEREBROSPINAL FLUID SHUNT VALVE               11/5/85
-----------------------------------------------------------------------

       PATENT NO.                   TITLE                    ISSUE DATE
-----------------------------------------------------------------------
 39    4,557,721  SERVO VALVE                                  12/10/85
-----------------------------------------------------------------------
 40    4,557,722  FILL PORT FOR AN IMPLANTABLE DISPENSING      12/10/85
                  SYSTEM
-----------------------------------------------------------------------
 41    4,576,035  SELF-CALIBRATING DIFFERENTIAL CONDITION       3/18/86
                  SENSOR
-----------------------------------------------------------------------
 42    4,578,057  VENTRICULAR RIGHT ANGLE CONNECTOR AND         3/25/86
                  SYSTEM
-----------------------------------------------------------------------
 43    4,583,967  TELESCOPING CATHETER SHUNT SYSTEM             4/22/86
-----------------------------------------------------------------------
 44    4,598,579  PORTABLE INSTRUMENT TO TEST                    7/8/86
                  PRESSURE/FLOW OF VENTRICULAR SHUNT
                  VALVES
-----------------------------------------------------------------------
 45    4,631,051  VENTRICULAR AMNIOTIC SHUNT AND               12/23/86
                  INTRODUCER SYSTEM
-----------------------------------------------------------------------
 46    4,675,003  THREE STAGE PRESSURE REGULATOR VALVE          6/23/87
-----------------------------------------------------------------------
 47    4,681,559  PLURAL VALVE THREE STAGE PRESSURE RELIEF      7/21/87
                  SYSTEM
-----------------------------------------------------------------------
 48    4,705,499  IMPLANTABLE SERVO VALVE HAVING INTEGRAL      11/10/87
                  PRESSURE SENSOR
-----------------------------------------------------------------------
 49    4,714,458  THREE STAGE VALVE WITH FLEXIBLE VALVE        12/22/87
                  SEAT
-----------------------------------------------------------------------
 50    4,744,786  INFUSION PUMP                                 5/17/88
-----------------------------------------------------------------------
 51    4,776,839  THREE STAGE IMPLANTABLE PRESSURE RELIEF      10/11/88
                  VALVE WITH IMPROVED VALVE STEM MEMBER
-----------------------------------------------------------------------
 52    4,781,672  THREE STAGE IMPLANTABLE FLOW CONTROL          11/1/88
                  VALVE WITH IMPROVED VALVE CLOSURE
                  MEMBER
-----------------------------------------------------------------------
 53    4,676,772  ADJUSTABLE IMPLANTABLE VALVE HAVING           6/30/87
                  NON-INVASIVE POSITION INDICATOR
-----------------------------------------------------------------------
 54    4,636,149  DIFFERENTIAL THERMAL EXPANSION DRIVEN         1/13/87
                  PUMP
-----------------------------------------------------------------------

      U.S.
      APPLICATION NO.               TITLE                  FILING DATE
-----------------------------------------------------------------------
 55   09/274,108  GRIPPING DEVICE FOR IMPLANTING,               3/23/99
                  REPOSITIONING OR EXTRACTING AN
                  OBJECT WITHIN A BODY VESSEL
-----------------------------------------------------------------------
 56   08/824,249  OSV2                                          3/26/96
-----------------------------------------------------------------------
 57   08/822,513  PRESSURE AND ANTI-GRAVITY                     3/26/96
                  REGULATING VALVE
-----------------------------------------------------------------------
 58   09/360,654  REMOVABLE EMBOLUS BLOOD CLOT                  7/26/99
                  FILTER AND FILTER DELIVERY UNIT
-----------------------------------------------------------------------
 59   09/160,384  REMOVABLE EMBOLUS BLOOD CLOT                  9/25/98
                  FILTER
-----------------------------------------------------------------------